UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

Register.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29739	11-3239091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Eighth Avenue, 8th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 798-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 1, 2004, Richard D. Forman resigned from the Board of Directors of Register.com, Inc. (the "Company").

The press release dated November 2, 2004, concerning this announcement is incorporated by reference herein and is filed as Exhibit 99.1 to this report.

Item 8.01.	Other Events.

On November 4, 2004, the Company announced that it has elected to delay the release of its third quarter 2004 financial results, originally scheduled for November 4th.

The press release dated November 4, 2004, concerning this announcement is incorporated by reference herein and is filed as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release dated November 2, 2004.

99.2	Press Release dated November 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTER.COM, INC.
By: /s/ Roni A. Jacobson
Roni A. Jacobson General Counsel and Secretary

November 4, 2004
Date

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 2, 2004.
99.2	Press Release dated November 4, 2004.